ROCHDALE
                               INVESTMENT TRUST

                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2003

                THE DATE OF THIS SUPPLEMENT IS OCTOBER 24, 2003


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      The Rochdale Magna Portfolio ("Portfolio") is one of several investment portfolios that comprise Rochdale Investment Trust ("Trust"). The Portfolio has been closed to new investment since May 27, 2003.

      On October 23, 2003, the Board of Trustees ("The Board") of Rochdale Investment Trust approved the liquidation and closing of the Portfolio effective October 30, 2003. On that date the Portfolio will redeem any remaining shares and distribute cash to any remaining shareholders.






                                    (Rochdale Investment Trust's SEC Investment
                                          Company Act file number is 811-08685)